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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      September 5, 2000 (August 31, 2000)

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                           PROVINCE HEALTHCARE COMPANY
             (Exact Name of Registrant as Specified in its Charter)

            DELAWARE                       0-23639               62-1710772
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                     Identification No.)

         105 WESTWOOD PLACE
         SUITE 400
         BRENTWOOD, TENNESSEE                                       37027
         (Address of Principal Executive Offices)                 (Zip Code)

                                 (615) 370-1377
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

         On September 5, 2000, Province Healthcare Company (the "Company") announced that the Company's Board Of Directors has approved a 3-for-2 stock split, which will be effected in the form of a 50% stock dividend. The new shares and payment for fractional shares will be distributed on September 28, 2000, to shareholders of record at the close of business on September 15, 2000. Each shareholder of record will receive one additional share of common stock for each two shares of common stock owned as of the record date.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      The following exhibits are filed herewith:

Exhibit Number    Description
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    99.1          Press Release, issued on September 5, 2000, announcing the stock dividend.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PROVINCE HEALTHCARE COMPANY



                                    By: /s/ Brenda B. Rector
                                        ----------------------------------------
                                        Brenda B. Rector
                                        Vice President and Controller

Date: September 5, 2000